  Exhibit 10.22

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

DEED OF SALE

This twenty-seventh (27th) day of May, two thousand twenty-one (2021).

BEFORE Mtre. Angelo Febbraio, the undersigned Notary for the Province of Québec, practising in the City of Montréal.

APPEARED:
IFFCO CANADA ENTERPRISE LTD., a legal person duly constituted under the Business Corporations Act (Québec), having its domicile at [***], herein acting and represented by [***], its Authorized Representative, duly authorized for the purposes hereof by virtue of a unanimous resolution of the shareholders dated May 27, 2021, a certified extract of the said resolution remaining hereunto annexed, after having been acknowledged as true and signed for identification by the said representative, with and in the presence of the undersigned Notary;

(hereinafter called the “Seller”)

AND:
LOOP CANADA INC., a legal person duly constituted under the Canada Business Corporations Act, having its domicile at 480 Fernand-Poitras, Terrebonne, Québec, J6Y 1Y4, herein acting and represented by Daniel Solomita, its President and Secretary, duly authorized for the purposes hereof by virtue of a resolution of the board of directors dated May 26, 2021, a certified extract of the said resolution remaining hereunto annexed, after having been acknowledged as true and signed for identification by the said representative, with and in the presence of the undersigned Notary;

(hereinafter called the “Buyer”)

WHICH PARTIES HAVE AGREED AS FOLLOWS:

1.
DEFINITIONS

1.1
The terms defined herein shall have, for all purposes of this Deed the following meanings, unless the context expressly or by necessary implication otherwise requires:

(a)
“Deed” means this Deed of Sale.

(b)
“Immovable” means the emplacement described in Section 16 hereof.

(c)
“Purchase Agreement” means collectively, a promise to purchase executed by Loop Industries, Inc. on April 2, 2021, an amendment to the promise to purchase executed by Loop Industries, Inc. on April 7, 2021, a counterproposal executed by the Seller on April 14, 2021, a counter-counterproposal executed by Loop Industries, Inc. on April 16, 2021, a counter-proposal executed by the Seller on April 23, 2021, a counter-proposal executed by Loop Industries, Inc. on April 26, 2021 and a counter-proposal executed by the Vendor on April 29, 2021 and accepted by Loop Industries, Inc. on May 5, 2021, the whole as assigned by Loop Industries, Inc. to the Buyer by an assignment agreement dated May 26, 2021.

(d)
“Purchase Price” has the meaning set out in Section 9.

2.
SALE

2.1
The Seller hereby sells, transfers, and assigns all of its rights, title, and interest in and to, the Immovable to the Buyer, hereto present and accepting.

3.
TITLE

3.1
The Seller acquired the Immovable pursuant to a deed of sale under private signature from Bécancour Magnésium Properties Inc. and registered at the Land Registry Office for the Registration Division of Nicolet (Nicolet 2) under number 19 704 670 on January 25, 2013.

4.
PURCHASE AGREEMENT

4.1
The parties hereby acknowledge that this Deed is being executed pursuant to the Purchase Agreement. The parties acknowledge that except as otherwise provided in or contemplated by the Purchase Agreement or this Deed, the terms and conditions of the Purchase Agreement shall survive the execution and registration of this Deed and remain in full force and effect. In the case of any conflict or inconsistency between the terms and conditions of the Purchase Agreement and the provisions of this Deed, the terms and conditions of the Purchase Agreement shall prevail.

5.
NO WARRANTY

5.1
Subject to the representations and warranties of the Seller in the Purchase Agreement, the sale of the Immovable is made on an “as is, where is” basis, including as to all risks and perils to be borne by the Buyer, including in connection with the quality and validity of the title of the Immovable, the use and occupancy of the Immovable, the environmental state of the Immovable including the nature of the soils and the presence or not of contaminants in the soils, the underground water, the level of compaction of the soils and any migration of contaminants outside the battery limit of the Immovable.

6.
POSSESSION

6.1
The Buyer shall be owner of all rights, title and interest in the Immovable as of the date hereof and shall have immediate vacant possession.

7.
BUYER’S OBLIGATIONS

7.1
The Buyer undertakes to pay all municipal and school taxes as well all property taxes on the Immovable, due and payable, including the proportion thereof for the current year, as of the date hereof; and

7.2
The Buyer undertakes to pay the cost of the present Deed and its registration, it being understood that each, the Buyer and Seller, shall assume their own legal fees and disbursements.

8.
REPRESENTATION AND WARRANTY OF THE SELLER

8.1
The Seller represents and warrants to the Buyer that it is not a non-resident of Canada within the meaning of Article 116 of the Income Tax Act (Canada) and of Article 1102.1 of the Taxation Act (Québec).

9.
PRICE

9.1
The present sale is made for and in consideration of the sum of FIVE MILLION NINE HUNDRED THOUSAND DOLLARS ($5,900,000.00) (the “Purchase Price”), which the Seller does hereby acknowledge to have received in full from the Buyer, whereof quit.

10.
ADJUSTMENTS

10.1
The Seller and the Buyer declare that they have made the adjustments pursuant to the terms of the Purchase Agreement. The parties hereto undertake to readjust and pay to the other party the amount of any adjustments as may be owing to the other party and readjust any errors, omissions or changes in this agreement on a post-closing basis.

11.
DECLARATION BY THE SELLER

11.1
The Seller hereby certifies that as of the date hereof each of the representations and warranties made by the Seller in the Purchase Agreement, including those contained in Section 4.2 of the Purchase Agreement, are true and correct in all respects. Said representations and warranties are incorporated into this Deed, as if recited in full.

12.
GOODS AND SERVICES TAX (GST) AND QUEBEC SALES TAX (QST)

12.1
The Buyer declares and warrants that it is duly registered under the provisions of Part IX of the Excise Tax Act (R.S.C. 1985, c. E-15), as amended (“ETA”) and Title I of An Act respecting the Quebec Sales Tax (R.S.Q. c. T-0.1), as amended (“QSTA”) and that its respective GST and QST registration numbers are as follows:

GST: ● RT0001 and;
QST: ● TQ0001;

12.2
The Seller and the Buyer declare that the consideration stipulated herein does not include neither the GST nor the QST.

12.3
The Seller and the Buyer have determined that the portion of the Purchase Price allocated to immovable property, within the meaning of the ETA and the QSTA, is equal to FIVE MILLION NINE HUNDRED THOUSAND DOLLARS ($5,900,000.00).

12.4
The Seller and the Buyer have determined that the portion of the Purchase Price allocated to an interest in property other than immovable property, within the meaning of the ETA and the QSTA, is equal to $0.00 and that there is no GST or QST payable by the Buyer to the Seller in respect thereof.

13.
GOVERNING LAW

13.1
This Deed shall be governed by the laws of the Province of Québec and the laws of Canada applicable therein.

14.
FURTHER ASSURANCES

14.1
Each of the parties hereto shall from time to time hereafter and upon any reasonable request of the other, execute and deliver, make or cause to be made all such further acts, deeds, assurances and things as may be required or necessary to more effectually implement and carry out the true intent and meaning of this Deed and the Purchase Agreement.

15.
LANGUAGE

15.1
The parties hereto declare that they have specifically requested, and do hereby confirm their request, that the present Deed be drafted and executed in the English language. Les parties aux présentes déclarent qu’elles ont spécifiquement demandé que le présent acte soit rédigé et signé en anglais et par les présentes confirment leur dite demande.

16.
DESCRIPTION

16.1
The immovable located at 7000 boulevard Raoul-Duchesne, Bécancour, Québec known and designated as lot SIX MILLION THREE HUNDRED NINETY-THREE THOUSAND EIGHT HUNDRED NINETY-ONE (6 393 891) of the Cadastre du Québec, Registration Division of Nicolet (Nicolet 2).

17.
INFORMATION REQUIRED BY VIRTUE OF ARTICLE 9 OF AN ACT RESPECTING DUTIES ON TRANSFERS OF IMMOVABLES

The Seller and the Buyer (hereinafter respectively called the “Transferor” and the “Transferee” for the purpose of the present declaration) declare that:

(a)
The Transferor and its principal residence is:

IFFCO CANADA ENTERPRISE LTD., having its domicile at [***];

(b)
The Transferee and its principal residence is:

LOOP CANADA INC., having its domicile at 480 Fernand-Poitras, Terrebonne, Québec, J6Y 1Y4;

(c)
The Immovable is situated in the City of Bécancour;

(d)
According to the Transferor and the Transferee, the amount of the consideration for the transfer of the Immvoable is FIVE MILLION NINE HUNDRED THOUSAND DOLLARS ($5,900,000.00);

(e)
According to the Transferor and the Transferee, the amount constituting the basis of imposition of the transfer duties is FIVE MILLION NINE HUNDRED THOUSAND DOLLARS ($5,900,000.00);

(f)
The amount of the transfer duties is ONE HUNDRED FORTY THOUSAND NINE HUNDRED SIXTEEN DOLLARS ($140,916.00);

(g)
There is not a transfer of both a corporeal immovable and movables referred to in section 1.0.1 of said Act.

[Signature Page Follows]

WHEREOF ACT at Montréal, province of Québec under the number of the minutes of the undersigned Notary.

AND AFTER all parties have declared to the undersigned Notary that they had taken cognizance of the present Deed, that they had exempted the said Notary from reading same or causing same to be read, that they accept the use of technologies to execute these presents as authorized by Order 2020-4304 of the Minister of Justice dated the thirty-first day of August two thousand twenty (31 August 2020), identified and acknowledged as true the annexes thereof and signed remotely in the presence of the undersigned Notary on the date appearing on their respective electronic signature.

IFFCO CANADA ENTERPRISE LTD.
Per:
Name: [***]
Title: Authorized Representative

LOOP CANADA INC.
Per:
Name: Daniel Solomita
Title: President and Secretary

Mtre. Angelo Febbraio, Notary